GE INVESTMENTS FUNDS, INC.
================================================================================


                        SUPPLEMENT DATED FEBRUARY 4, 1998
                      TO PROSPECTUS DATED OCTOBER 24, 1997


On January 14, 1998, the distributor of the GE Investments Funds, Inc. (the "Funds"), GE Investment Services Inc. ("GEIS"), formerly located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut, 06904-7900, changed its name to GE Investment Distributors, Inc. ("GEID") and changed its principal business address to 777 Long Ridge Road, Building B, Stamford, Connecticut, 06927. GEID remains an indirect wholly-owned subsidiary of General Electric Company, but is no longer a wholly-owned subsidiary of the Funds' investment adviser, GE Investment Management Incorporated.

All references in the Funds' prospectus to GEIS and its address are hereby changed to GEID at its new address.